Investor Contact:                         Media Contact:
Alex Whitelam                            Leslie Wojcik
SEI                                SEI
+1 610-676-4924                        +1 610-676-4191
awhitelam@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports First-Quarter 2024 Financial Results

OAKS, Pa., April 24, 2024 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the first-quarter 2024. Diluted earnings per share were $0.99 in first-quarter 2024 compared to $0.79 in first-quarter 2023.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended March 31,
	2024	2023	%

Revenues	$511,579	$469,119	9%
Net income	131,400	107,015	23%
Diluted earnings per share	$0.99	$0.79	25%

“We entered 2024 with continued momentum, reflecting our strategic focus on increasing sales and profitability across SEI. In the first quarter, we delivered strong topline growth and margin expansion—with notable sales and implementation activity in our technology and investment processing businesses,” said CEO Ryan Hicke.
“We are well-positioned to capitalize on opportunities in the markets we serve globally. Our strong financial position, unmatched set of capabilities, and unique ability to connect the financial services ecosystem enable us to deliver comprehensive solutions to drive growth and deliver long-term value for our clients and shareholders.”

Summary of First-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended March 31,
	2024	2023	%
Private Banks:
Revenues	$130,137	$120,902	8%
Expenses	112,974	112,462	—%
Operating Profit	17,163	8,440	103%
Operating Margin	13%	7%

Investment Advisors:
Revenues	122,718	106,538	15%
Expenses	66,958	63,546	5%
Operating Profit	55,760	42,992	30%
Operating Margin	45%	40%

Institutional Investors:
Revenues	71,778	74,290	(3)%
Expenses	40,109	40,868	(2)%
Operating Profit	31,669	33,422	(5)%
Operating Margin	44%	45%

Investment Managers:
Revenues	172,653	154,497	12%
Expenses	109,550	101,685	8%
Operating Profit	63,103	52,812	19%
Operating Margin	37%	34%

Investments in New Businesses:
Revenues	14,293	12,892	11%
Expenses	18,383	17,639	4%
Operating Loss	(4,090)	(4,747)	NM

Totals:
Revenues	$511,579	$469,119	9%
Expenses	347,974	336,200	4%
Corporate Overhead Expenses	37,754	31,152	21%
Income from Operations	$125,851	$101,767	24%

First-Quarter Business Highlights:
•Revenues from Assets under management, administration, and distribution fees increased primarily from higher assets under administration due to sales to new and existing alternative investment clients of the Investment Managers segment. Additionally, first-quarter 2024 revenues included fees of $9.6 million from the SEI Integrated Cash Program of the Investment Advisors segment launched in December 2023.
•Market appreciation and positive cash flows into separately managed account programs and Strategist programs of the Investment Advisors segment also contributed to the increase in revenues. This was partially offset by negative cash flows from SEI fund programs in the Investment Advisors segment and client losses in the Institutional Investors segment.
•Average assets under management in equity and fixed income programs, excluding LSV, increased $8.1 billion, or 5%, to $175.9 billion during the first-quarter 2024, as compared to $167.8 billion during the first-quarter 2023 (see attached Average Asset Balances schedule for further details).
•Average assets under administration increased $121.0 billion, or 14%, to $961.7 billion during the first-quarter 2024, as compared to $840.7 billion during the first-quarter 2023 (see attached Average Asset Balances schedules for further details).
•Revenues from Information processing and software servicing fees increased from new client conversions and growth from existing SEI Wealth PlatformSM (SWP) clients.
•Net sales events in the Private Banks and Investment Managers segments during the first-quarter 2024 were $24.5 million and are expected to generate net annualized recurring revenues of approximately $20.7 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during the first-quarter 2024 were negative $5.7 million.
•Net sales events for newer initiatives, which includes SEI Family Office Services, SEI Private Wealth Management and SEI Sphere, were $2.5 million during the first-quarter 2024.
•The increase in operational expenses was due to higher personnel costs from business growth, primarily in the Investment Managers segment, severance costs of $6.2 million, and the impact of inflation on wages and services. Cost containment measures related to consulting and other outsourced vendor costs partially offset the increase in operating expenses during the first-quarter 2024.
•Earnings from LSV increased to $31.6 million in the first-quarter 2024 as compared to $28.9 million in the first-quarter 2023 due to market appreciation and increased performance fees. Net negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•Capitalized software development costs were $6.3 million in the first-quarter 2024, of which $3.8 million was for continued enhancements to SWP. Capitalized software development costs also include $2.5 million in the first-quarter 2024 for a new platform for the Investment Managers segment.
•Effective tax rates were 22.9% in the first-quarter 2024 and 23.6% in the first-quarter 2023.
•Repurchased shares of SEI common stock were 808 thousand for $56.0 million during the first-quarter 2024 at an average price of $69.32 per share.
•Cash flow from operations was $112.3 million, and free cash flow was $92.9 million during the first-quarter 2024.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on April 24, 2024. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 3297429.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to help drive growth, make confident decisions, and protect futures. As of March 31, 2024, SEI manages, advises, or administers approximately $1.5 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the momentum generated by our focus on increasing sales and profitability and the benefits we may realize from such momentum;
•the degree to which we are positioned to capitalize on opportunities in the markets we serve;
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue; and
•the degree to which our financial position, set of capabilities, and ability to connect the financial services ecosystem enable us to deliver comprehensive solutions to drive growth and deliver long-term value for our clients and shareholders.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•what our strategic priorities will be;
•our ability to execute against our strategic priorities;
•the size of the markets that we identify as growth areas and our ability to capture market share in these markets;
•the degree to which we are well-positioned for the future;
•whether we will pursue geographic expansion and the benefits that such expansion may yield;
•our ability to align our cost structure to talent and the benefits of such alignment;
•the degree to which our capabilities benefit our clients;
•our ability to accelerate growth and market share;
•the benefits we will derive from the businesses and/or assets we acquire and our ability to successful integrate these assets in order to drive the expected benefits, strategic and otherwise;
•the headwinds our businesses face and our ability to respond to these headwinds;
•our ability to capitalize on our pipeline and opportunities, manage expenses, and drive profit to the bottom line;
•the amount, if any, of our current backlog of sold but expected to be installed revenue and recurring revenue in the next 18 months that will actually be installed during such period, if ever;
•the market dynamics affecting our market units;
•the areas in which we will invest;
•our ability to expand the margins of our Private Banking business and the degree to which this business is positioned for growth;
•the amount of revenue and profit that our new FDIC cash sweep program will generate during 2024; and
•our tax rate for the remainder of 2024.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2023, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2024	2023

Asset management, admin. and distribution fees	$404,366	$371,829
Information processing and software servicing fees	107,213	97,290

Total revenues	511,579	469,119

Subadvisory, distribution and other asset mgmt. costs	46,768	47,379
Software royalties and other information processing costs	8,471	7,293
Compensation, benefits and other personnel	192,916	173,415
Stock-based compensation	11,059	8,074
Consulting, outsourcing and professional fees	51,976	61,104
Data processing and computer related	37,160	33,340
Facilities, supplies and other costs	18,603	18,792
Amortization	10,386	9,424
Depreciation	8,389	8,531

Total expenses	385,728	367,352

Income from operations	125,851	101,767

Net gain from investments	2,256	744
Interest and dividend income	10,819	8,778
Interest expense	(139)	(141)
Equity in earnings of unconsolidated affiliate	31,643	28,879

Income before income taxes	170,430	140,027

Income taxes	39,030	33,012

Net income	$131,400	$107,015

Basic earnings per common share	$1.00	$0.80

Shares used to calculate basic earnings per share	131,417	134,020

Diluted earnings per common share	$0.99	$0.79

Shares used to calculate diluted earnings per share	132,745	135,311

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2024	2023
Assets
Current Assets:
Cash and cash equivalents	$846,628	$834,697
Restricted cash	301	301
Receivables from investment products	55,606	55,886
Receivables, net of allowance for doubtful accounts of $1,165 and $663	561,395	501,434
Securities owned	31,958	31,334
Other current assets	59,136	54,464
Total Current Assets	1,555,024	1,478,116

Property and Equipment, net of accumulated depreciation of $475,832 and $474,034	168,204	171,364
Operating Lease Right-of-Use Assets	20,687	22,477
Capitalized Software, net of accumulated amortization of $619,875 and $612,971	239,156	239,783
Available for Sale and Equity Securities	164,027	155,413
Investments in Affiliated Funds, at fair value	8,149	7,316
Investment in Unconsolidated Affiliate	57,291	110,781
Goodwill	137,204	137,333
Intangible Assets, net of accumulated amortization of $45,923 and $42,520	78,739	82,443
Deferred Contract Costs	40,000	40,221
Deferred Income Taxes	45,257	37,709
Other Assets, net	54,699	37,047
Total Assets	$2,568,437	$2,520,003

Liabilities and Equity
Current Liabilities:
Accounts payable	$10,290	$10,618
Accrued liabilities	242,856	318,945
Current portion of long-term operating lease liabilities	7,562	8,118
Deferred revenue	15,274	15,366
Total Current Liabilities	275,982	353,047

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	15,599	17,235
Other Long-term Liabilities	16,999	17,090
Total Liabilities	309,383	388,175

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 131,329 and 131,178 shares issued and outstanding	1,313	1,312
Capital in excess of par value	1,455,162	1,404,962
Retained earnings	843,870	762,586
Accumulated other comprehensive loss, net	(41,291)	(37,032)
Total Shareholders' Equity	2,259,054	2,131,828
Total Liabilities and Shareholders' Equity	$2,568,437	$2,520,003

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2023	2023	2023	2023	2024
Private Banks:
Equity and fixed-income programs	$23,653	$24,091	$23,039	$24,496	$25,282
Collective trust fund programs	6	7	6	4	5
Liquidity funds	3,427	3,433	3,636	3,916	2,733
Total assets under management	$27,086	$27,531	$26,681	$28,416	$28,020
Client assets under administration	4,299	4,154	4,399	7,267	8,024
Total assets	$31,385	$31,685	$31,080	$35,683	$36,044

Investment Advisors:
Equity and fixed-income programs	$68,065	$69,439	$66,911	$71,634	$74,715
Liquidity funds	4,965	4,968	5,175	4,812	4,722
Total Platform assets under management	$73,030	$74,407	$72,086	$76,446	$79,437
Platform-only assets	14,980	16,103	16,232	18,324	20,516
Platform-only assets-deposit program	—	—	—	843	897
Total Platform assets	$88,010	$90,510	$88,318	$95,613	$100,850

Institutional Investors:
Equity and fixed-income programs	$74,939	$75,854	$72,387	$77,208	$75,969
Collective trust fund programs	4	4	4	1	1
Liquidity funds	1,576	1,353	2,119	1,734	2,179
Total assets under management	$76,519	$77,211	$74,510	$78,943	$78,149
Client assets under advisement	4,559	4,368	4,085	6,120	6,862
Total assets	$81,078	$81,579	$78,595	$85,063	$85,011

Investment Managers:
Collective trust fund programs (A)	$146,176	$149,779	$146,991	$156,376	$161,660
Liquidity funds	203	249	180	114	202
Total assets under management	$146,379	$150,028	$147,171	$156,490	$161,862
Client assets under administration	829,352	857,801	871,385	920,757	959,904
Total assets	$975,731	$1,007,829	$1,018,556	$1,077,247	$1,121,766

Investments in New Businesses:
Equity and fixed-income programs	$2,031	$2,104	$2,017	$2,174	$2,269
Liquidity funds	217	217	202	209	223
Total assets under management	$2,248	$2,321	$2,219	$2,383	$2,492
Client assets under advisement	1,081	1,098	1,070	1,150	1,248
Client assets under administration	16,476	15,769	14,997	14,807	15,411
Total assets	$19,805	$19,188	$18,286	$18,340	$19,151

LSV Asset Management:
Equity and fixed-income programs (B)	$84,964	$86,469	$83,684	$89,312	$93,616

Total:
Equity and fixed-income programs (C)	$253,652	$257,957	$248,038	$264,824	$271,851
Collective trust fund programs	146,186	149,790	147,001	156,381	161,666
Liquidity funds	10,388	10,220	11,312	10,785	10,059
Total assets under management	$410,226	$417,967	$406,351	$431,990	$443,576
Client assets under advisement	5,640	5,466	5,155	7,270	8,110
Client assets under administration (D)	850,127	877,724	890,781	942,831	983,339
Platform-only assets	14,980	16,103	16,232	19,167	21,413
Total assets	$1,280,973	$1,317,260	$1,318,519	$1,401,258	$1,456,438
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $2.0 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of March 31, 2024).
(C)Equity and fixed-income programs include $6.4 billion of assets invested in various asset allocation funds (as of March 31, 2024).
(D)    In addition to the assets presented, SEI also administers an additional $11.0 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of March 31, 2024).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2023	2023	2023	2023	2024
Private Banks:
Equity and fixed-income programs	$23,576	$23,748	$23,920	$23,309	$24,593
Collective trust fund programs	7	7	6	5	4
Liquidity funds	3,253	3,500	3,585	3,808	3,902
Total assets under management	$26,836	$27,255	$27,511	$27,122	$28,499
Client assets under administration	4,316	4,282	4,221	7,083	7,753
Total assets	$31,152	$31,537	$31,732	$34,205	$36,252

Investment Advisors:
Equity and fixed-income programs	$67,578	$68,371	$69,309	$68,369	$72,689
Liquidity funds	4,995	4,808	4,990	5,046	4,649
Total Platform assets under management	$72,573	$73,179	$74,299	$73,415	$77,338
Platform-only assets	14,812	15,548	16,544	17,201	19,198
Platform-only assets-deposit program	—	—	—	281	849
Total Platform assets	$87,385	$88,727	$90,843	$90,897	$97,385

Institutional Investors:
Equity and fixed-income programs	$74,653	$74,865	$75,023	$73,644	$76,414
Collective trust fund programs	5	4	4	3	1
Liquidity funds	1,715	1,537	1,611	1,682	1,812
Total assets under management	$76,373	$76,406	$76,638	$75,329	$78,227
Client assets under advisement	4,431	4,583	4,294	4,607	6,498
Total assets	$80,804	$80,989	$80,932	$79,936	$84,725

Investment Managers:
Collective trust fund programs (A)	$144,914	$147,543	$150,379	$149,551	$156,737
Liquidity funds	317	286	237	205	207
Total assets under management	$145,231	$147,829	$150,616	$149,756	$156,944
Client assets under administration	820,014	843,065	873,821	901,487	938,804
Total assets	$965,245	$990,894	$1,024,437	$1,051,243	$1,095,748

Investments in New Businesses:
Equity and fixed-income programs	$1,991	$2,057	$2,096	$2,069	$2,200
Liquidity funds	212	199	211	197	214
Total assets under management	$2,203	$2,256	$2,307	$2,266	$2,414
Client assets under advisement	1,098	1,075	1,101	1,080	1,194
Client assets under administration	16,396	16,231	15,682	14,781	15,147
Total assets	$19,697	$19,562	$19,090	$18,127	$18,755

LSV Asset Management:
Equity and fixed-income programs (B)	$86,987	$84,492	$86,671	$84,492	$90,708

Total:
Equity and fixed-income programs (C)	$254,785	$253,533	$257,019	$251,883	$266,604
Collective trust fund programs	144,926	147,554	150,389	149,559	156,742
Liquidity funds	10,492	10,330	10,634	10,938	10,784
Total assets under management	$410,203	$411,417	$418,042	$412,380	$434,130
Client assets under advisement	5,529	5,658	5,395	5,687	7,692
Client assets under administration (D)	840,726	863,578	893,724	923,351	961,704
Platform-only assets	14,812	15,548	16,544	17,482	20,047
Total assets	$1,271,270	$1,296,201	$1,333,705	$1,358,900	$1,423,573
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during first-quarter 2024 include $1.9 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.3 billion of average assets invested in various asset allocation funds during first-quarter 2024.
(D)    In addition to the assets presented, SEI also administers an additional $11.1 billion of average assets in Funds of Funds assets during first-quarter 2024 on which SEI does not earn an administration fee.